UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Hancock Park Corporate Income, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01185	81-0850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Adams Street Suite 1850
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 734-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02. Termination of a Material Definitive Agreement.

Termination of Senior Secured Revolving Credit Facility

On June 29, 2026, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”), terminated the Business Loan Agreement dated as of September 9, 2019 (as amended, the “Loan Agreement”) with Banc of California (formerly known as Pacific Western Bank), as lender (“Banc of California”), which provided for up to $7.5 million of borrowings pursuant to a senior secured revolving credit facility (the “Banc of California Facility”) for general corporate purposes, including investment funding. The Loan Agreement contained covenants that, among other things, limited or restricted the Company’s ability to incur additional indebtedness or liens, engage in mergers, acquisitions, dispositions or fundamental changes and required the Company to maintain a minimum tangible net asset value, a minimum quarterly net investment income, a maximum debt-to-net-asset-value ratio and the statutory asset coverage requirements applicable to business development companies under the Investment Company Act of 1940, as amended.

As of December 31, 2025 and March 31, 2026, the Company had outstanding borrowings under the Banc of California Facility of $2,650,000 and $1,650,000, respectively, and no amounts were outstanding as of June 29, 2026. The Banc of California Facility would have expired on February 28, 2028. In light of its limited usage and annual commitment fees, the Company determined to terminate the Banc of California Facility.

The Company, Banc of California and U.S. Bank National Association, as custodian, also terminated the Custody Control Agreement dated as of September 12, 2018, by and among the same parties.

The Company did not incur any material early termination penalties in connection with the termination of the Banc of California Facility.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: June 30, 2026	By:	/s/ Bilal Rashid
Chief Executive Officer